SAN JOAQUIN BANCORP
                            1999 STOCK INCENTIVE PLAN



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                                                                    Exhibit 99.8

                  SAN JOAQUIN BANCORP 1999 STOCK INCENTIVE PLAN


ARTICLE 1   .  INTRODUCTION
               ------------

      The name of the Plan is the "San Joaquin Bancorp 1999 Stock Incentive Plan," and the Plan hereby amends and restates the San Joaquin Bank 1999 Stock Incentive Plan in its entirety.

      The purpose of the Plan is to promote the long-term success of the Company and the creation of shareholder value by (a) encouraging Key Employees to focus on critical long-range objectives, (b) encouraging the attraction and retention of Key Employees with exceptional qualifications and (c) linking Key Employees directly to shareholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Options (which may constitute incentive stock options or nonstatutory stock options) and Restricted Shares.

      The Plan shall be governed by, and construed in accordance with, the laws of the State of California (except their choice-of-law provisions).

ARTICLE 2   .  ADMINISTRATION
               --------------

      2.1 COMMITTEE COMPOSITION. The Plan shall be administered by a Committee appointed by the Board; if the Board does not appoint a Committee, the Board shall act as the Committee. The Committee shall consist of two or more directors of the Company who shall satisfy the requirements of Rule 16b-3 (or its successor) under the Exchange Act with respect to the grant of Awards to persons who are officers or directors under Section 16 of the Exchange Act. The Board may also appoint one or more separate committees of the Board, each composed of one or more directors of the Company who need not qualify under Rule 16b-3, who may administer the Plan with respect to Key Employees who are not considered officers or directors under Section 16 of the Exchange Act, may grant Awards under the Plan to such Key Employees and may determine all terms of such Awards.

      2.2 COMMITTEE RESPONSIBILITIES. The Committee shall:
          --------------------------

          (a) select the Key Employees who are to receive Awards under the Plan;

          (b) determine the type, number, vesting requirements and other features and conditions of such Awards;

          (c)

                 interpret the Plan; and

          (d)    make all other decisions relating to the operation of the Plan.

      The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee's determinations under the Plan shall be final and binding on all persons.

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                                                                    Exhibit 99.8

ARTICLE 3   .  SHARES AVAILABLE FOR GRANTS
               ---------------------------

      3.1 BASIC LIMITATION. Common Shares issued pursuant to the Plan shall be authorized but unissued shares or treasury shares of the Company. The aggregate number of Common Shares reserved under the Plan for award as Options and Restricted Shares shall be limited to 600,000 Common Shares, and all such Common Shares are available for award as ISOs. The limitation of this Section 3.1 shall be subject to adjustment pursuant to Article 9.

      To the extent required by Section 260.140.45 of Title 10 of the California Code of Regulations, the total number of Common Shares issuable upon exercise of all outstanding Options and awards of Restricted Shares granted under the Plan or under any other outstanding options or warrants issued by the Company and the total number of Common Shares provided for under any stock bonus or similar plan of the Company shall not exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Section 260.140.45 of Title 10 of the California Code of Regulations, based on the securities of the Company that are outstanding at the time the calculation is made.

      3.2 ADDITIONAL SHARES. If Options are forfeited or if Options terminate for any other reason before being exercised, then such Options shall again become available for Awards under the Plan. If Restricted Shares are forfeited before any dividends have been paid with respect to such Restricted Shares, then such Restricted Shares shall again become available for Awards under the Plan.

ARTICLE 4   .  ELIGIBILITY
               -----------

      4.1 GENERAL RULES. Only Key Employees (including, without limitation, independent contractors who are not members of the Board) shall be eligible for designation as Participants by the Committee.

      4.2 INCENTIVE STOCK OPTIONS. Only Key Employees who are common-law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, a Key Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in Section 422(c)(5) of the Code are satisfied.

      4.3 LIMITS ON OPTIONS. Subject to adjustment under Article 9, no Key Employee shall receive Options to purchase Common Shares during any calendar year covering in excess of 25,000 Common Shares; provided, however, a newly hired Key Employee may receive Options to purchase up to 50,000 Common Shares during the portion of the calendar year remaining after his or her date of hire.

ARTICLE 5   .  OPTIONS
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      5.1 STOCK OPTION AGREEMENT. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be

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                                                                    Exhibit 99.8

subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. A Stock Option Agreement may provide that new Options will be granted automatically to the Optionee when he or she exercises the prior Options.

      5.2 NUMBER OF SHARES. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 9.

      5.3 EXERCISE PRICE. Each Stock Option Agreement shall specify the Exercise Price; provided that the Exercise Price under an ISO shall in no event be less than one-hundred percent (100%) of the Fair Market Value of a Common Share on the date of grant. To the extent required by applicable law, the Exercise Price will not be less than 85% of the Fair Market Value of a Common Share on the date of grant, provided, however, the Exercise Price will not be less than 110% of the Fair Market Value of a Common Share on the date of grant if the Option is awarded to a Key Employee who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries.

      5.4 EXERCISABILITY AND TERM. Each Stock Option Agreement shall specify the date when all or any installment of the Option is to become exercisable. To the extent required by applicable law, Options shall vest at least as rapidly as 20% annually over a five-year period. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO, and to the extent required by applicable law a NSO, shall in no event exceed ten (10) years from the date of grant. To the extent required by applicable law, Options shall be exercisable for a minimum period of six months following termination of employment due to death or disability and 30 days following termination of employment for all other reasons. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee's death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee's service. NSOs may also be awarded in combination with Restricted Shares, and such an Award may provide that the NSOs will not be exercisable unless the related Restricted Shares are forfeited.

      5.5 EFFECT OF CHANGE IN CONTROL. Subject to the terms of any employment or other agreement, the Committee may determine, at the time of granting an Option or thereafter, that such Option shall become fully exercisable as to all Common Shares subject to such Option in the event that a Change in Control occurs with respect to the Company. If the Committee finds that there is a reasonable possibility that, within the succeeding six months, a Change in Control will occur with respect to the Company, then the Committee at its sole discretion may determine that any or all outstanding Options shall become fully exercisable as to all Common Shares subject to such Options.

      5.6 MODIFICATION OR ASSUMPTION OF OPTIONS. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding options or may accept the cancellation of outstanding options (whether granted by the Company or by another issuer) in return for the grant of new options for the same or a different number of shares and at the same or a different exercise price. The foregoing notwithstanding, no modification of an Option shall, without the


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consent of the Optionee, alter or impair his or her rights or obligations under such Option.

ARTICLE 6   .  PAYMENT FOR OPTION SHARES
               -------------------------

      6.1 GENERAL RULE. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash at the time when such Common Shares are purchased, except as follows:

             (a) In the case of an ISO granted under the Plan, payment shall be made only pursuant to the express provisions of the applicable Stock Option Agreement. The Stock Option Agreement may specify that payment may be made in any form(s) described in this Article 6.

             (b) In the case of an NSO, the Committee may at any time accept payment in any form(s) described in this Article 6.

      6.2 SURRENDER OF STOCK. To the extent that this Section 6.2 is applicable, payment for all or any part of the Exercise Price may be made with Common Shares which have already been owned by the Optionee for such duration as shall be specified by the Committee. Such Common Shares shall be valued at their Fair Market Value on the date when the new Common Shares are purchased under the Plan.

      6.3 EXERCISE/SALE. To the extent that this Section 6.3 is applicable, payment may be made by the delivery (on a form prescribed by the Company) of an irrevocable direction to a securities broker approved by the Company to sell Common Shares and to deliver all or part of the sales proceeds to the Company in payment of all or part of the Exercise Price and any withholding taxes.

      6.4 OTHER FORMS OF PAYMENT. To the extent that this Section 6.4 is applicable, payment may be made in my other form that is consistent with applicable laws, regulations and rules.

ARTICLE 7     RESTRICTED SHARES
              -----------------

      7.1 TIME, AMOUNT AND FORM OF AWARDS. Awards under the Plan may be granted in the form of Restricted Shares. Restricted Shares may also be awarded in combination with NSOs, and such an Award may provide that the Restricted Shares will be forfeited in the event that the related NSOs are exercised.

      7.2 PAYMENT FOR AWARDS. No cash consideration shall be required of the recipients of Awards under this Article 7.

      7.3 VESTING CONDITIONS. Each Award of Restricted Shares shall become vested, in full or in installments, upon satisfaction of the conditions specified in the Stock Award Agreement. A Stock Award Agreement may provide for accelerated vesting in the event of the Participant's death, disability or retirement or other events. The Committee may determine, at the time of making an Award or thereafter, that such Award shall become fully vested in the event that a Change in Control occurs with respect to the Company.


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ARTICLE 8   .  VOTING AND DIVIDEND RIGHTS

      The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company's other shareholders. A Stock Award Agreement, however, may require that the holders of Restricted Shares invest any cash dividends received in additional Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid. Such additional Restricted Shares shall not reduce the number of Common Shares available under Article 3.



ARTICLE 9   .  PROTECTION AGAINST DILUTION
               ---------------------------

      9.1 ADJUSTMENTS. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares, a declaration of a dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of:

             (a) the number of Options and Restricted Shares available for future Awards under Article 3, and Sections 4.3 and 16.2;

             (b) the number of Common Shares covered by each outstanding Option; or

             (c) the Exercise Price under each outstanding Option.

Except as provided in this Article 9, a Participant shall have no rights by reason of any issue by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.

      9.2 REORGANIZATIONS. In the event that the Company is a party to a merger or other reorganization, outstanding Awards shall be subject to the agreement of merger or reorganization. Such agreement may provide, without limitation, for the assumption of outstanding Awards by the surviving corporation or its parent, for their continuation by the Company (if the Company is a surviving corporation), for accelerated vesting and accelerated expiration, or for settlement in cash.

ARTICLE 10  .  AWARDS UNDER OTHER PLANS
               ------------------------

      The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes as issued under the Plan and, when issued, shall reduce the number of Common Shares available under Article 3.

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ARTICLE 11  .  LIMITATION ON RIGHTS
               --------------------

      11.1 RETENTION RIGHTS. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an employee, consultant or director of the Company, a Parent, a Subsidiary or an Affiliate. The Company and its Parents and Subsidiaries reserve the right to terminate the service of any employee, consultant or director at any time, and for any reason, subject to applicable laws, the Company's certificate of incorporation and by-laws and a written employment agreement (if any).

      11.2 SHAREHOLDERS' RIGHTS. A Participant shall have no dividend rights, voting rights or other rights as a shareholder with respect to any Common Shares covered by his or her Award prior to the issuance of a stock certificate for such Common Shares. No adjustment shall be made for cash dividends or other rights for which the record date is prior to the date when such certificate is issued, except as expressly provided in Articles 7, 8, and 9.

      11.3 REGULATORY REQUIREMENTS. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.

ARTICLE 12  .  LIMITATION ON PAYMENTS
               ----------------------

      12.1 BASIC RULE. Subject to any employment or other agreement, any provision of the Plan to the contrary notwithstanding, in the event that the independent auditors most recently selected by the Board (the "Auditors") determine that any payment or transfer by the Company to or for the benefit of a Participant, whether paid or payable (or transferred or transferable) pursuant to the terms of this Plan or otherwise (a "Payment"),would be nondeductible by the Company for federal income tax purposes because of the provisions concerning "excess parachute payments" in Section 280G of the Code, then the aggregate present value of all Payments shall be reduced (but not below zero) to the Reduced Amount; provided that the Committee, at the time of making an Award under this Plan or at any time thereafter, may specify in writing that such Award shall not be so reduced and shall not be subject to this Article 12. For purposes of this Article 12, the "Reduced Amount" shall be the amount, expressed as a present value, which maximizes the aggregate present value of the Payments without causing any Payment to be nondeductible by the Company because of
Section 280G of the Code.

      12.2 REDUCTION OF PAYMENTS. If the Auditors determine that any Payment would be nondeductible by the Company because of Section 280G of the Code, then the Company shall promptly give the Participant notice to that effect and a copy of the detailed calculation thereof and of the Reduced Amount, and the Participant may then elect, in his or her sole discretion, which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall advise the Company in writing of his or her election within ten (10) days of receipt of notice. If no such election is made by the Participant within such ten (10)-day period, then the Company may elect which and how much of the Payments shall be eliminated or reduced (as long as after such election the aggregate present value of the Payments equals the Reduced Amount) and shall

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notify the Participant promptly of such election. For purposes of this Article
12, present value shall be determined in accordance with Section 280G(d)(4) of the Code. All determinations made by the Auditors under this Article 12 shall be binding upon the Company and the Participant and shall be made within sixty (60) days of the date when a Payment becomes payable or transferable. As promptly as practicable following such determination and the elections hereunder, the Company shall pay or transfer to or for the benefit of the Participant such amounts as are then due to him or her under the Plan and shall promptly pay or transfer to or for the benefit of the Participant in the future such amounts as become due to him or her under the Plan.

      12.3 OVERPAYMENTS AND UNDERPAYMENTS. As a result of uncertainty in the application of Section 280G of the Code at the time of an initial determination by the Auditors hereunder, it is possible that Payments will have been made by the Company which should not have been made (an "Overpayment") or that additional Payments which will not have been made by the Company could have been made (an "Underpayment"), consistent in each case with the calculation of the Reduced Amount hereunder. In the event that the Auditors, based upon the assertion of a deficiency by the Internal Revenue Service against the Company or the Participant which the Auditors believe has a high probability of success, determine that an Overpayment has been made, such Overpayment shall be treated for all purposes as a loan to the Participant which he or she shall repay to the Company, together with interest at the applicable federal rate provided in
Section 7872(f)(2) of the Code; provided, however, that no amount shall be payable by the Participant to the Company if and to the extent that such payment would not reduce the amount which is subject to taxation under Section 4999 of the Code. In the event that the Auditors determine that an Underpayment has occurred, such Underpayment shall promptly be paid or transferred by the Company to or for the benefit of the Participant, together with interest at the applicable federal rate provided in Section 7872(f)(2) of the Code.

      12.4 RELATED CORPORATIONS. For purposes of this Article 12, the term "Company" shall include affiliated corporations to the extent determined by the Auditors in accordance with Section 280G(d)(5) of the Code.

ARTICLE 13  .  WITHHOLDING TAXES
               -----------------

      13.1 GENERAL. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.

      13.2 SHARE WITHHOLDING. The Committee may permit a Participant to satisfy all or part of his or her withholding or income tax obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date when taxes otherwise would be withheld in cash. Any payment of taxes by assigning Common Shares to the Company may be subject to

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restrictions, including any restrictions required by rules of the Securities and
Exchange Commission.

ARTICLE 14  .  ASSIGNMENT OR TRANSFER OF AWARDS
               --------------------------------

      14.1 GENERAL. Except as provided in Article 13, or in a Stock Option Agreement, or as required by applicable law, an Award granted under the Plan shall not be anticipated, assigned, attached, garnished, optioned, transferred or made subject to any creditor's process, whether voluntarily, involuntary or by operation of law. An Option may be exercised during the lifetime of the Optionee only by him or her or by his or her guardian or legal representative. Any act in violation of this Article 14 shall be void. However, this Article 14 shall not preclude a Participant from designating a beneficiary (in the form and manner prescribed by the Committee) who will receive any outstanding Awards in the event of the Participant's death, nor shall it preclude a transfer of Awards by will or by the laws of descent and distribution. Any beneficiary designation which does not comply with the terms of the Plan or the procedures adopted by the Committee shall not be enforceable.

      14.2 TRUSTS. Neither this Article 14 nor any other provision of the Plan shall preclude a Participant from transferring or assigning Restricted Shares to
(a) the trustee of a trust that is revocable by such Participant alone, both at the time of the transfer or assignment and at all times thereafter prior to such Participant's death, or (b) the trustee of any other trust to the extent approved in advance by the Committee in writing. A transfer or assignment of Restricted Shares from such trustee to any person other than such Participant shall be permitted only to the extent approved in advance by the Committee in writing, and Restricted Shares held by such trustee shall be subject to all of the conditions and restrictions set forth in the Plan and in the applicable Stock Award Agreement, as if such trustee were a party to such agreement.

ARTICLE 15  .  FUTURE OF THE PLAN
               ------------------

      15.1 TERM OF THE PLAN. The Plan (formerly named the San Joaquin Bank 1999 Stock Incentive Plan) was originally effective June 1, 1999, and is hereby amended and restated as of July 31, 2006, subject to approval by the Company's shareholders. The Plan shall terminate on May 31, 2009, unless otherwise terminated earlier under Section 15.2.

      15.2 AMENDMENT OR TERMINATION. The Board may, at any time and for any reason, amend or terminate the Plan. An amendment of the Plan shall be subject to the approval of the Company's shareholders only to the extent required by applicable laws, regulations or rules. No Awards shall be granted under the Plan after the termination thereof. Except with respect to the application of Article 9, the termination of the Plan, or any amendment thereof, shall not alter or impair any outstanding Award previously granted under the Plan.

ARTICLE 16  .  PAYMENT OF DIRECTOR'S FEES IN SECURITIES
               ----------------------------------------

      16.1 EFFECTIVE DATE. The provisions set forth in Section 16.2 shall be effective as of the effective date of this Plan; the provisions set forth in
Section 16.3 shall not be effective unless and until the Board has determined to implement such provision.

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      16.2 GRANT OF OPTIONS TO OUTSIDE DIRECTORS. Outside Directors shall also be eligible to receive Options as described in this Section 16.2.

             (a) Each eligible Outside Director shall automatically be granted an NSO to purchase 1,000 Common Shares (subject to adjustment under Article 9) upon the conclusion of each regular annual meeting of the Company's shareholders. All such NSOs shall vest and become exercisable at the rate of twenty percent (20%) upon each one (1) year anniversary of the date the Option is granted to the Outside Director.

             (b) The Exercise Price under all NSOs granted to an Outside Director under this Section 16.2 shall be equal to one hundred percent (100%) of the Fair Market Value of a Common Share on the date of grant, payable in one of the forms described in Article 6; provided, however, the Exercise Price of an NSO granted to an Outside Director under this Section
      16.2 shall not be less than 110% of the Fair Market Value of a Common Share on the date of grant if the Outside Director owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries.

             (c)   All NSOs granted to an Outside Director under this Section
      16.2 shall terminate on the earlier of:

(i)   The 10th anniversary of the date of grant; or
(ii)  The date ninety (90) days after the termination of such Outside Director's service for any reason.

      16.3 ELECTIONS TO RECEIVE NSOS. In addition to the provisions of Section 16.2, an Outside Director may elect to receive his or her annual retainer payments and meeting fees from the Company that would otherwise be paid in cash in the form of cash, NSOs, or a combination thereof. Such NSOs shall be issued under the Plan. An election under this Section 16.3 shall be filed with the Company on the prescribed form and subject to such Filing deadlines and election procedures as shall be established by the Committee. The number of NSOs to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The terns of such NSOs shall also be determined by the Board.

ARTICLE 17  .  DEFINITIONS
               -----------

      17.1 "AFFILIATE" means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.

      17.2 "AWARD" means any award of an Option or Restricted Shares under the Plan.

      17.3 "BOARD" means the Company's Board of Directors, as constituted from time to time.

      17.4 "CHANGE IN CONTROL" means the occurrence of any "person"(as defined in Section 13(d) of the Exchange Act), other than the Company, its Parent or

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Subsidiary or employee benefit plan or trust maintained by the Company, its
Parent or Subsidiary, becoming the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of more than 50% of the Common Shares of the Company outstanding at such time, without the prior approval of the Board.

      17.5 "CODE" means the Internal Revenue Code of 1986, as amended.

      17.6 "COMMITTEE" means a committee of the Board, as described in Article
2.

      17.7 "COMMON SHARE" means one share of the common stock of the Company.

      17.8 "COMPANY" means San Joaquin Bancorp, a California corporation.

      17.9 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

      17.10 "EXERCISE PRICE" in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement.

      17.11 "FAIR MARKET VALUE" means the market price of Common Shares, determined by the Committee as follows:

             (a) If the Common Shares were traded over-the-counter on the date in question but were not classified as a national market issue, then the Fair Market Value shall be equal to the mean between the last reported representative bid and asked prices quoted by the NASDAQ system for such date;

             (b) If the Common Shares were traded over-the-counter on the date in question and were classified as a national market issue, then the Fair Market Value shall be equal to the last transaction price quoted by the NASDAQ system for such date;

             (c) If the Common Shares were traded on a stock exchange on the date in question, then the Fair Market Value shall be equal to the closing price reported by the applicable composite transactions report for such date; and

             (d) If none of the foregoing provisions is applicable, then the Fair Market Value shall be determined by the Committee in good faith on such basis as it deems appropriate.

      Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in the Western Edition of The Wall Street Journal. Such determination shall be conclusive and binding on all persons.

      17.12 "ISO" means an incentive stock option described in Section 422(b) of the Code.

      17.13 "KEY EMPLOYEE" means (a) a common-law employee of the Company, a Parent, a Subsidiary or an Affiliate; (b) a consultant or adviser who provides

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services to the Company, a Parent, a Subsidiary or an Affiliate as an
independent contractor; or (c) a director (including a non-employee director) of the Company, a Parent, a Subsidiary or an Affiliate.

      17.14 "NSO" means an option that is not an ISO.

      17.15 "OPTION" means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

      17.16 "OPTIONEE" means an individual or estate who holds an Option.

      17.17 "OUTSIDE DIRECTOR" shall mean a member of the Board who is not a common-law employee of the Company, a Parent or a Subsidiary.

      17.18 "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

      17.19 "PARTICIPANT" means an individual or estate who holds an Award.

      17.20 "PLAN" means this San Joaquin Bancorp 1999 Stock Incentive Plan (formerly named the San Joaquin Bank 1999 Stock Incentive Plan), as it may be amended from time to time.

      17.21 "RESTRICTED SHARE" means a Common Share awarded pursuant to Article 7 of the Plan.

      17.22 "SHARE" means one share of the common stock of the Company.

      17.23 "STOCK AWARD AGREEMENT" means an agreement between the Company and a Participant which contains the terms, conditions and restrictions pertaining to Restricted Shares.

      17.24 "STOCK OPTION AGREEMENT" means an agreement between the Company and an Optionee which contains the terms, conditions and restrictions pertaining to an Option.

      17.25 "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain17.26 . A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

ARTICLE 18  .  EXECUTION
               ---------

      To record the adoption of the Plan by the Board, the Company has caused its duly authorized officer to affix the corporate name and seal hereto.

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



                                    SAN JOAQUIN BANCORP



                                    By:
                                       ---------------------------

                                    Name:
                                         -------------------------

                                    Title:
                                          ------------------------


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